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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                Current Report

          Pursuant to Section 13 or 15(d) of the Securities Exchange
              Act of 1934 Date of Report (Date of earliest event
                          reported): December 1, 1998

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                      IRVINE APARTMENT COMMUNITIES, INC.
            (Exact Name of Registrant as Specified in Its Charter)


        Maryland                    0-12478                     33-0698698
------------------------    ------------------------    ------------------------
(State of Incorporation)    (Commission File Number)         (I.R.S. Employer
                                                          Identification Number)


 550 Newport Center Drive, Suite 300,
 Newport Beach, California                                        92660
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    (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code: (949) 720-5500

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     Item 5.   Other Events

     On December 1, 1998, Irvine Apartment Communities, Inc. received a letter from TIC Acquisition LLC proposing the acquisition by TIC Acquisition LLC of all of the outstanding shares of common stock of Irvine Apartment Communities, Inc. in a business combination for $32.50 per share in cash.

     Irvine Apartment Communities, Inc. has informed TIC Acquisition LLC that the Independent Directors Committee of its Board of Directors will review the proposal in the context of the Board of Directors' obligations to the shareholders of Irvine Apartment Communities, Inc. and will respond at the appropriate time.

     Copies of TIC Acquisition LLC's press release and letter, as well as Irvine Apartment Communities, Inc.'s press release and letter, are filed as Exhibits hereto.



     Item 7.   Exhibits

                                    EXHIBITS

Exhibit 99.1  -  Letter dated December 1, 1998 from TIC Acquisition LLC to
                 Irvine Apartment Communities, Inc. (incorporated by reference to Exhibit 99.2 to Amendment No. 17 to the Schedule 13D of The Irvine Company et al. ("Amendment No. 17") filed on December 2, 1998, with respect to the common stock of Irvine Apartment Communities, Inc.)

Exhibit 99.2 -   Press release of TIC Acquisition LLC dated December 1, 1998
                 (incorporated by reference to Exhibit 99.3 to Amendment No.
                 17)

Exhibit 99.3 -   Press release of Irvine Apartment Communities, Inc. dated
                 December 4, 1998.

Exhibit 99.4 -   Letter dated December 4, 1998 from Anthony M. Frank, Chairman of the Independent Directors Committee of Irvine Apartment
                 Communities, Inc., to TIC Acquisition LLC.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IRVINE APARTMENT COMMUNITIES, INC.


Date:   December 4, 1998               By:  /s/  Shawn Howie
                                            ---------------------------------
                                            Shawn Howie
                                            Vice President, Corporate Finance
                                               and Controller